Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

                                                                                                                                                                                                                                                June 11, 2014

WAVE SYSTEMS CORP.

480 Pleasant Street

Lee, MA 01238

Attention: William M. Solms

Ladies and Gentlemen:

Introduction.  Subject to the terms and conditions herein (this “Agreement”) and pursuant to that certain engagement agreement, dated as of June 2, 2014, by and between Wave Systems Corp., a Delaware corporation (the “Company”), and Craig-Hallum Capital Group LLC (“C-H” or the “Placement Agent”), the Company hereby engages C-H as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the proposed placement (the “Placement”) of registered securities (the “Securities”) of the Company, including, but not limited to, shares (the “Shares”) of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”) and Common Stock purchase warrants (the “Warrants”).  The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and, collectively, the “Investors”) and nothing herein constitutes that C-H would have the power or authority to bind the Company or any Purchaser or create any obligation for the Company to issue any Securities or complete the Placement.  This Agreement and the documents executed and delivered by the Company and the Investors in connection with a Placement shall be collectively referred to herein as the “Transaction Documents.”  The date of the closing (“Closing”) of the Placement shall be referred to herein as the “Closing Date.”  The Company expressly acknowledges and agrees that C-H’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by C-H to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of C-H with respect to securing any other financing on behalf of the Company.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1.                                          Agreement to Act as Placement Agent.

(a)                                 On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive Placement Agent in connection with the offering and sale by the Company of the Securities pursuant to the Company’s registration statement on Form S-3 (File No. 333-190539 (the “Registration Statement”), with the terms of the Placement to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors.  The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Placement.  Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing.  The Placement Agent shall act solely as the Company’s agent and not as principal.  The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part.  Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at the

Closing on the Closing Date.  As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)                                     A cash fee equal to 7% of the gross proceeds received by the Company from the sale of the Securities at the Closing.

(ii)                                  In addition to any fees that may be payable to C-H pursuant to Section 1(a)(i), at the Closing the Company hereby agrees to reimburse C-H for (a) all reasonable out-of-pocket accountable fees and disbursements of counsel retained by C-H with Company’s consent, (b) all of C-H’s reasonable out-of-pocket accountable travel and related expenses arising out of C-H’s engagement hereunder, and (c) any other reasonable out-of-pocket accountable expenses incurred by C-H in connection with the performance of its services hereunder.  Such total reimbursable expenses shall not exceed 1% of the gross proceeds of the offering with a maximum allowed amount of $125,000.

(b)                                 The term (“Exclusive Term”) of this Agreement shall extend from the date hereof until the close of business on the earlier of (i) June 30, 2014, (ii) Early Termination (as defined below) and (iii) the Closing of the Placement.  This Agreement may be extended beyond the initial term if both the Company and C-H agree to such extension in writing.  “Early Termination” shall occur if C-H, in its sole discretion, has elected to terminate its involvement in the Placement because the outcome of its investigation and inquiry into the affairs of the Company, as C-H deems appropriate and necessary under the circumstances, is not to its satisfaction or the approval of its internal committee is not obtained.  Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1(a) hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), will survive any expiration or termination of this Agreement.  Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

(c)                                  During the term of this Agreement the Company will not, and will not permit its representatives, without the Placement Agent’s prior consent, to: (i) contact or solicit institutions, corporations or other entities as potential purchasers of the Securities, other than in connection with the Placement in coordination with the Placement Agent; or (ii) pursue any other placement or offering of the Securities or financing transaction that would be in lieu of the contemplated Placement.  Furthermore, the Company agrees that during the term of this Agreement, all inquiries, whether direct or indirect, from prospective investors will be referred to C-H and will be deemed to have been contacted by C-H in connection with the Placement. The Company may reject any potential investor if, in its discretion, the Company believes that the inclusion of such investor as a purchaser of the Securities would be incompatible with the best interests of the Company.  The Company shall not be obligated to sell the Securities or to accept any offer thereof, and the terms of such Securities and the final decision to issue the same shall be subject to the sole discretionary approval of the Company.

Section 2.                                          Representations, Warranties and Covenants of the Company.  Except as set forth in the Company’s SEC Reports, which shall be deemed a part hereof and shall qualify any representation made herein, the Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date, as follows:

(a)                                 Securities Law Filings.  The Company has filed with the Securities and Exchange Commission (the “Commission”) the Registration Statement under the Securities Act, which was declared effective on September 12, 2013 for the registration under the Securities Act of the Securities and has prepared for delivery to prospective Investors a final prospectus supplement relating to the placement of the Securities (the “Prospectus Supplement”), including the pricing and plan of distribution thereof and along with all further information (financial and other) with respect to the Company required to be set forth therein pursuant to the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder.  Any reference in this Agreement to the Registration Statement, the prospectus included therein, as amended ( the “Base Prospectus”) or the Prospectus Supplement, including any documents, schedules or statements filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference therein, shall be referred to as the “Incorporated Documents”.  The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement or intends to commence a proceeding for any such purpose.

(b)                                 Assurances.  The Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act.  Each of the Registration Statement and any post-effective amendments thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Base Prospectus, and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the applicable Rules and Regulations.  Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading.  No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  Except for this Agreement, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement, there are no contracts or other documents required to be described in the Base Prospectus or

Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c)                                  Placement Materials.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(d)                                 Subsidiaries.  All of the direct and indirect subsidiaries of the Company (the “Subsidiaries”) are set forth in the Incorporated Documents.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, “Liens”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(e)                                  Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other agreement entered into between the Company and the Investors, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the transactions contemplated under the Prospectus Supplement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened (“Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(f)                                   Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Prospectus Supplement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Prospectus Supplement have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined below).  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(g)                                  No Conflicts.  The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(h)                                 Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, other than: (i) the filing with the Commission of the Prospectus Supplement, (ii) application(s) to the Nasdaq Stock Market, Inc. (the “Trading Market”) for the listing of the Securities for trading thereon in the time and manner required thereby and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(i)                                     Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the Prospectus Supplement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The shares underlying the Warrants, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the Prospectus Supplement.

(j)                                    Capitalization.  The capitalization of the Company is as set forth in the Incorporated Documents as of the dates referenced therein.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time any Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement.  Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(k)                                 SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(l)                                     Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by the Prospectus Supplement or disclosed in the Prospectus Supplement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

(m)                             Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(n)                                 Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)                                 Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p)                                 Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(q)                                 Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(r)                                    Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement.  Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a notice (written or otherwise) of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have a Material Adverse Effect.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)                                   Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t)                                    Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(u)                                 Sarbanes-Oxley; Internal Accounting Controls.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v)                                 Certain Fees.  Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement.  The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement.

(w)                               Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(x)                                 Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y)                                 Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(z)                                  Application of Takeover Protections.  There exist no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the issuance of the Securities and the Investors’ ownership of the Securities.

(aa)                          Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement.  The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(bb)                          No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(cc)                            Solvency.  Neither the Company nor any Subsidiary is in material default with respect to any of its respective material indebtedness for borrowed money.

(dd)                          Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ee)                            Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ff)                              Accountants.  The Company’s accounting firm is set forth in the Incorporated Documents.  To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the year ending December 31, 2014.

(gg)                            Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

(hh)                          Office of Foreign Assets Control.  Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii)                                  U.S. Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor’s request.

(jj)                                Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)                          Money Laundering.  The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll)                                  Certificates.  Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(mm)                  Reliance.  The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(nn)                          FINRA Affiliations.  There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

Section 3.                                          Delivery and Payment.  The Closing shall occur at the offices of Ellenoff Grossman & Schole, LLP, 1345 Avenue of the Americas, New York, New York 10105 (or at such other place as shall be agreed upon by the Placement Agent and the Company) (“Placement Agent Counsel”).  Subject to the terms and conditions hereof, at the Closing payment of the purchase price for the Securities sold on the Closing Date shall be made by the Investors by Federal Funds wire transfer to Private Bank Minnesota as escrow agent to the Placement, against delivery of such Securities otherwise pursuant to the Transaction Documents.  The Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase (as defined below).  Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel.

Section 4.                                          Covenants and Agreements of the Company.  The Company further covenants and agrees with the Placement Agent as follows:

(a)                                 Blue Sky Compliance.  The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request.

(b)                                 Amendments and Supplements to a Prospectus Supplement and Other Matters.  The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Transaction Documents, the Incorporated Documents and any Prospectus Supplement.  If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Securities contemplated by the Incorporated Documents or any Prospectus Supplement (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus Supplement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or any Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and any Prospectus Supplement as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus Supplement, as so amended or supplemented, will comply with law.  Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus Supplement in connection with the Placement, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(c)                                  Free Writing Prospectus.  The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Securities that would constitute an Company Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act.

(d)                                 Transfer Agent.  The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

(e)                                  Periodic Reporting Obligations.  During the period the Company is required to meet the prospectus delivery requirements with respect to the Securities, the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(f)                                   Additional Documents.  The Company will enter into subscription agreements in the form attached as Exhibit A hereto, as necessary or appropriate to consummate the Placement.  The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such subscription agreement.

(g)                                  No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(h)                                 Acknowledgment.  The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors and management of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(i)                                     Announcement of Offering.  The Company acknowledges and agrees that C-H may, subsequent to the Closing, make public its involvement with the Placement.

(j)                                    Confidentiality.  The Company acknowledges that this Agreement and all opinions and advice (whether written or oral) given by C-H to the Company in connection with C-H’s engagement are intended solely for the benefit and use of the Company.  The Company further acknowledges that neither the terms of this Agreement nor any of C-H’s opinions or financial advice will be disclosed to any third party (other than the Company’s officers, directors, employees and advisors), without the prior written consent of C-H, except as required by law, regulation, legal or regulatory process, or any order or other action of a court or administrative agency of competent jurisdiction.  C-H agrees that any non-public information relating to the Company or any potential investor received by C-H from or at the direction of the Company will be used by C-H solely for the purpose of performing its roles contemplated hereunder and that C-H will maintain the confidentiality thereof.  Notwithstanding the foregoing, C-H may disclose confidential information hereunder (i) to such of its employees and advisors as C-H determines have a need to know and who are bound to hold such information confidential, and (ii) to the extent necessary to comply with any order or other action of a court or administrative agency of competent jurisdiction.

(k)                                 Reliance on Others.  The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(l)                                     No Partnership.  The Company is a sophisticated business enterprise that has retained C-H for the limited purposes set forth in this Agreement.  The parties acknowledge and agree that their respective rights and obligations are contractual in nature.  Each party disclaims an intention to impose fiduciary obligations on the other by virtue of the engagement contemplated by this Agreement.

(m)                             Research Matters.  By entering into this Agreement, C-H does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that C-H’s selection as a placement agent for the Placement was in no way conditioned, explicitly or implicitly, on C-H providing favorable or any research coverage of the Company.  In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that C-H has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

Section 5.                                          Conditions of the Obligations of the Placement Agent.  The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)                                 Accountants’ Comfort Letter.  On the date hereof, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from KPMG LLP (the independent registered public accounting firm of the Company), addressed to the Placement Agent, dated as of the date of pricing the Placement, in form and substance satisfactory to the Placement Agent.  The letter shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus Supplement, which, in the Placement Agent’s sole judgment, is material and adverse and that makes it, in the Placement Agent’s sole judgment, impracticable or inadvisable to proceed with the Placement of the Securities as contemplated by such Prospectus Supplement.

(b)                                 Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA.  Each Prospectus Supplement (in accordance with Rule 424(b)) and “free writing prospectus” (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with.

(c)                                  Corporate Proceedings.  All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus Supplement, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d)                                 No Material Adverse Effect.  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any Material Adverse Effect.

(e)                                  Opinion of Counsel for the Company.  The Placement Agent shall have received on the Closing Date the favorable opinion of legal counsel to the Company, dated as of the Closing Date, including, without limitation, a negative assurance letter, addressed to the Placement Agent in the form attached hereto as Exhibit B.

(f)                                   Officers’ Certificate.  The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of the Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, any Prospectus Supplement, and this Agreement and to the further effect that:

(i)                                     The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)                                  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any Prospectus Supplement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii)                               When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv)                              Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus Supplement, there has not been:  (a) any Material Adverse Effect; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding long-term indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(g)                                  Bring-down Comfort Letter.  On the Closing Date, the Placement Agent shall have received from KPMG LLP, or such other independent registered public accounting firm of the Company, a letter dated as of the Closing Date, in form and substance satisfactory to the Placement Agent, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

(h)                                 Stock Exchange Listing.  The Common Stock shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(i)                                     Additional Documents.  On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6.                                          Payment of Expenses.  The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation:  (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock and of the warrant agent; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Base Prospectus and each Prospectus Supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Placement Agent, preparing and printing a “Blue Sky Survey,” or other memorandum, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vii) if applicable, the filing fees incident to the review and approval by FINRA of the Placement Agent’s participation in the offering and distribution of the Securities; (viii) the fees and expenses associated with including the Securities on the Trading Market; (ix) all reasonable costs and expenses incident to the travel and accommodation of the Company’s and the Placement Agent’s employees on the “roadshow,” if any; and (x) all other fees, costs and expenses referred to in Part II of the Registration Statement.

Section 7.                                          Indemnification and Contribution.

(a)                                 In the event that Craig-Hallum Capital Group LLC or any of its affiliates (collectively, “C-H Parties”), the respective, directors, officers, agents or employees of C-H Parties, or any other person controlling C-H Parties (collectively, together with C-H Parties, “Indemnified Persons”) becomes involved in any capacity in any action, claim, suit, investigation or proceeding, actual or threatened, brought by or against any person, including stockholders of Company, in connection with or as a result of (i) the engagement contemplated by this Agreement, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any offering materials related to the Placement prepared or provided by the Company (but in all cases excluding any information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein (“Placement Agent Information”)), including but not limited to any Registration Statement, Prospectus and any Prospectus Supplement used to offer securities of the Company in connection with the Placement (and including but not limited to any documents deemed to be incorporated therein by reference) (collectively, the “Placement Materials”), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will reimburse such Indemnified Person for its reasonable legal and other expenses (including without limitation the reasonable costs and expenses incurred in connection with investigating, preparing for and responding to third party subpoenas or enforcing the engagement) incurred in connection therewith as such expenses are incurred; provided, however, that with respect to clause (i) above if it is finally determined by a court or arbitral tribunal in any such action, claim, suit, investigation or proceeding that any loss, claim damage or liability of C-H Parties or any other Indemnified Person has resulted primarily and directly from the gross negligence or willful misconduct of C-H Parties or any other Indemnified Person, then C-H Parties will repay such portion of reimbursed amounts that is attributable to expenses incurred in relation to the act or omission of C-H Parties or any other Indemnified Person which is the subject of such determination.  The Company will also indemnify and hold harmless each Indemnified Person from and against any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, “Losses”) related to or arising out of (i) the engagement hereunder, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Placement Materials (excluding any Placement Agent Information), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to clause (i) above, to the extent any such Losses are finally determined by a court or arbitral tribunal to have resulted primarily and directly from the willful misconduct or gross negligence of C-H Parties or any other Indemnified Person.

(b)                                 If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless (except by reason of the gross negligence or willful misconduct of C-H Parties as described above), Company and C-H Parties shall contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and by C-H Parties and/or any other Indemnified Person, on the other hand, with respect to the engagement or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of C-H Parties and/or any other Indemnified Person on the other hand; provided, however, that in no event shall the amounts to be contributed by C-H Parties exceed the fees actually received by C-H Parties in the engagement.  Relative benefits to the Company, on the one hand, and C-H Parties and/or any other Indemnified Person, on the other hand, shall be deemed to be in the same proportion as (i) the total value actually received by the Company pursuant to the Placement, whether or not consummated, contemplated by the engagement, bears to (ii) all fees actually received by C-H Parties in the engagement.

(c)                                  The Company also agrees that neither C-H Parties nor any other Indemnified Person shall have any liability to the Company or any person asserting claims on behalf or in right of the Company in connection with or as a result of the engagement or any matter referred to in the engagement, except to the extent that any Losses incurred by Company are finally determined by a court or arbitral tribunal to have resulted primarily and directly from the willful misconduct or gross negligence of C-H Parties or any other Indemnified Person.

(d)                                 The Company’s obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise.

(e)                                  The provisions of this Section 7 shall apply to the engagement hereunder (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of this Agreement.  If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 8.                                          Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.  A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9.                                          Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Craig-Hallum Capital Group LLC

222 South 9th Street

Suite 350

Minneapolis, MN 55402

Attn: Patricia S. Bartholomew

e-mail: pbartholomew@Craig-Hallum.com

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

Attention:  Robert Charron

e-mail: rcharron@egsllp.com

If to the Company at the address set forth above.

With a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Dave B. Cosgrove

e-mail: dcosgrove@willkie.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.                                   Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11.                                   Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12.                                   GOVERNING LAW; ARBITRATION.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the conflicts of law provisions thereof.  This Agreement contains a predispute arbitration clause.  By signing an arbitration agreement the parties agree as follows:

1.              All parties to this Agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

2.              Arbitration awards are generally final and binding; a party’s ability to have a court reverse or modify an arbitration award is very limited.

3.              The ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings.

4.              The arbitrators do not have to explain the reason(s) for their award unless, in an eligible case, a joint request for an explained decision has been submitted by all parties to the panel at least 20 days prior to the first scheduled hearing date.

5.              The panel of arbitrators may include a minority of arbitrators who were or are affiliated with the securities industry.

6.              The rules of some arbitration forums may impose time limits for bringing a claim in arbitration.  In some cases, a claim that is ineligible for arbitration may be brought in court.

7.              The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated into this agreement.

Any dispute or controversy arising out of this Agreement or regarding the interpretation, application, or breach of this Agreement shall be determined by arbitration conducted in accordance with the rules of the Financial Industry Regulatory Authority as then in effect.  Any arbitration award shall be final and binding upon the Company’s and C-H Parties, and judgment on the award may be entered in any court having jurisdiction.  No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.  Each party will bear its own costs and attorneys’ fees, and will share equally in the fees and expenses of the arbitrator and the arbitration.  The proceedings will be conducted in English.  Notwithstanding the foregoing, it is expressly agreed that either party may seek injunctive relief, at any time, in an appropriate court of law or equity to enforce its rights hereunder.

Section 13.                                   General Provisions.

(a)                                 This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)                                 The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm’s length and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

WAVE SYSTEMS CORP.,
a Delaware corporation

By:	/s/ Walter Shephard
Name: Walter Shephard
Title: Chief Financial Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

CRAIG-HALLUM CAPITAL GROUP LLC

By:	/s/ [illegible]
Name:
Title: Managing Partner